                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: March 15, 2000
                            THE CHASE MANHATTAN BANK
           ----------------------------------------------------------
                  (Originator of the Trust referred to herein)


                      CHASE MANHATTAN GRANTOR TRUST 1996-A
            --------------------------------------------------------
                      (Issuer with respect to Certificates)
           (Exact name of the registrant as specified in its charter)

      New York                       33-99546                 13-4994650
----------------------------  ------------------------   -----------------------
(State or other jurisdiction  (Commission File Number)     (IRS Employer
 of incorporation)                                         Identification No.)



                       270 Park Avenue, New York, New York        10017
                    ----------------------------------------    ---------
                    (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:

         Chase Manhattan Grantor Trust 1996-A is the issuer of a single class of Automobile Loan Pass-Through Certificates. The certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of February 1, 1996, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

         On March 15, 2000, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.



Item 7(c).  Exhibits

            Exhibits          Description
            --------          -----------

            20.1 Monthly Statement to Certificateholders with respect to the March 15, 2000 distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 22, 1999

                                    THE CHASE MANHATTAN BANK,
                                    as Servicer

                                    By:  /s/ Jeffrey D. Hammer
                                    -----------------------------------
                                    Name:  Jeffrey D. Hammer
                                    Title: Vice President

                                     INDEX TO EXHIBITS
                                     -----------------

Exhibit No.                          Description
-----------                          ------------
20.1                                 Statement to Certificateholders dated
                                     3/15/2000 delivered pursuant to Section 5.7 of the Pooling and Servicing Agreement
                                      dated as of February 1, 1996.

                                                                          Page 1
Chase Manhattan Grantor Trust 1996-A

                         Statement to Certificateholders
                                  March 15 2000


        DISTRIBUTION IN DOLLARS
             ORIGINAL            PRIOR                                                                              CURRENT
              FACE              PRINCIPAL                                                      REALIZED    DEFERRED  PRINCIPAL
   CLASS     VALUE              BALANCE         PRINCIPAL       INTEREST      TOTAL             LOSES      INTEREST  BALANCE
A            1,474,263,764.33    65,898,286.47   8,164,999.31     285,559.24   8,450,558.55        0.00       0.00   57,733,287.16
TOTALS       1,474,263,764.33    65,898,286.47   8,164,999.310    285,559.24   8,450,558.55        0.00       0.00   57,733,287.16


    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                     PASS-THROUGH RATES
            PRIOR                                                            CURRENT                                CURRENT
            PRINCIPAL                                                        PRINCIPAL             CLASS            PASS THRU
 CLASS      FACTOR              PRINCIPAL       INTEREST       TOTAL         FACTOR                                 RATE
A               44.69911563       5.53835718      .19369617     5.73205335    39.16075845          A                 5.200000 %
TOTALS          44.69911563       5.53835718      .19369617     5.73205335    39.16075845







IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Kimberly  Costa
The Chase Manhattan Bank - Structured Finance Services
450 W. 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-3247
Email: kimberly.k.costa@chase.com
                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 2
Chase Manhattan Grantor Trust 1996-A


                                  March 15 2000
                                 MONTHLY REPORT


                                                          Due Period                                              49
                                                          Due Period Beginning Date                         02/01/00
                                                          Due Period End Date                               02/29/00
                                                          Determination Date                                03/10/00

I.  Monthly Expense Summary
           A. Servicing Fee Disbursement                                                                   54,915.24
           B. Cash Collateral Account Expense                                                                   0.00
           C. Total Expenses Paid  (per $1000 of Original Principal Amount)                               0.03724926

II.  Cash Collateral Account Deposit Amount

III. Outstanding Advance Summary
           A.  From Prior Period                                                                        3,602,973.62
           B.  From Current Period                                                                      3,598,192.26
           C.  Change in Amount Between Periods (Line B - A)                                               -4,781.36

IV.  Available Cash Collateral Account Information for Due Period
           A.  Available Cash Collateral Amount                                                        11,056,978.23
           B.  Available Cash Collateral Amount Percentage                                             16.77885545 %

V.   Available Cash Collateral Account Information for Next Period
           A.  Available Cash Collateral Amount                                                        11,056,978.23
           B.  Available Cash Collateral Amount Percentage                                             19.15182518 %

VI.  Required Cash Collateral Amount
           A.  For the Current Collection Period                                                       11,056,978.23
           B.  For the Next Collection Period                                                          11,056,978.23

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 3
Chase Manhattan Grantor Trust 1996-A

                                  March 15 2000

VII.  Payment Summary for Servicer
           A.  Monthly Servicing Fees
                            1.  Scheduled Monthly Servicing Fee                                    54,915.24
           B.  Monthly Disbursements to Servicer
                            1.  Monthly Servicing Fee and Unpaid Servicing Fee                     54,915.24
                            2.  Reimbursed Advance Amount                                          89,910.77
                            3.  Net Investment Earnings on Certificate Account                          0.00
                            4.  Total    (Lines 1 thru 3)                                         144,826.01
           C.  Advance by Servicer                                                                 85,129.41
           D.  Net Disbursement to Seller (Lines B - C)                                            59,696.60

VIII.  Certificate Account Surplus from Cert Acct to Cash Collateral Acct

IX.  Disbursements on Cash Collateral Loan
           A.  Interest Payment on Loan                                                                 0.00
           B.  Fees and Expenses on Loan                                                                0.00
           C.  Principal Payment on Loan                                                                0.00

X.  Repayment to Seller
           A.  From Available Cash Collateral Funds                                                51,972.40
           B.  From Certificate Account
                            1.  Excess Funds                                                       97,949.06
                            2.  Certificate Amount Surplus                                              0.00
                            3.  Excess Amount ( Lines 1 -2)                                        97,949.06
           C.  Excess Amount Paid Seller  (Lines A + B)                                           149,921.46

XI.  Recoveries of Defaulted Receivables for Due Period
XII.  Recoveries of Interest Delinquencies for Due Period

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 4
Chase Manhattan Grantor Trust 1996-A

                                  March 15 2000
                       MONTHLY SERVICER CERTIFICATE REPORT

I.  Available Amount in the Certificate Account
           A.  Credits
                            1.  Payments form Obligors Applied to Collection Period
                                           a. Principal Payments                                                 8,040,875.76
                                           b. Recovery of Advance                                                   81,274.91
                                           c. Other Interest Payments                                              416,841.44
                                           d. Total (A thru C)                                                   8,538,992.11

                            2.  Repurchase Amount from Repurchased Receivables
                                           a. Principal before Cutoff Date                                               0.00
                                           b. Interest before Cutoff Date                                                0.00
                                           c. Principal Payments                                                    49,956.14
                                           d. Recovery of Advance                                                    1,178.41
                                           e. Other Interest Payments                                                  237.27
                                           f. Total (A thru E)                                                      51,371.82

                            3.  Reversal from Defaulted Contracts                                                        0.00

                            4.  Recovery of Defaulted Receivables                                                    17,840.28

                            5.  Recovery Amount Before Cutoff Date (Excluding Repurchased Receivables
                                           a. Principal                                                                  0.00
                                           b. Interest                                                                   0.00
                                           c. Total (A thru B)                                                           0.00

                            6. Investment Earnings on Certificate Account                                                0.00
                            7. Net Adjustments                                                                           0.00
                            8. Advance by Servicer                                                                  85,129.41
                            9. Overpayment from Obligors                                                                 0.00

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 5
Chase Manhattan Grantor Trust 1996-A


                                  March 15 2000

                            10. Total Credits                                                               8,693,333.62

           B.  Debits
                            1. Overpayments from Obligors                                                           0.00
                            2. Recovery Amount Before Cutoff Date to Seller
                                           a. Principal                                                             0.00
                                           b. Interest.                                                             0.00
                                           c. Total (Lines A thru B)                                                0.00

                            3. Reversal from Defaulted Contracts                                                    0.00
                            4.  Reimbursement of Advance
                                           a. From Payments of Non-Defaulted Receivables                       82,453.32
                                           b. From Recovery of Defaulted Receivables                                0.00
                                           c. Total (Lines A thru B)                                           82,453.32

                            5. Net Investment Earnings on Certificate Account                                       0.00
                            6. Total Debits (Lines 1 thru 5)                                                   82,453.32

           C. Total Available Amount                                                                        8,610,880.30









                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 6
Chase Manhattan Grantor Trust 1996-A

                                  March 15 2000
                       MONTHLY SERVICER CERTIFICATE REPORT

II.  Reimbursement of Advance on Defaulted Receivables
           A. Recovery of Advance                                                                                164.01
           B. Unreimbursed Advance from Prior Period                                                               0.00
           C. Reimbursed Amount (Min: Lines A and B)                                                               0.00

III.  Excess Collections for Collection Period
           A.Excess Spread Amount                                                                            161,733.64
           B. Net Recovery of Defaulted Receivables
                            1.Recovery of Defaulted Receivables                                               17,840.28
                            2. Reimbursement of Advance                                                            0.00
                            3. Net Recovery of Defaulted Receivables (lines 1-2)                              17,840.28
           C.  Excess Spread Amount to this Periods Defaulted Receivables
                            1.  Balance on Defaulted Receivables
                                           a. Principal                                                       74,167.41
                                           b. Advanced Interest                                                7,457.45
                                           c. Unadvanced Interest                                                  0.00
                                           d. Total (Lines A thru C)                                          81,624.86
                            2.  Amount Applied to Default Balance   (Min:  Lines A+B and C.1)                 81,624.86
           D. Principal Carryover Shortfall                                                                        0.00
           E. Adjustment to Excess Collection                                                                      0.00
           F. Excess Collections                                                                              97,949.06

IV.  Scheduled Monthly Disbursements
           A. Unreimbursed Advance on Defaulted Receivables                                                        0.00
           B.  Principal and Interest to Certificateholders
                            1.  Monthly Prinicpal
                                           a. From Repurchsed Receivables                                     49,956.14
                                           b. From Defaulted Receivables                                      74,167.41
                                           c. Principal Payment                                            8,040,875.76

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 7
Chase Manhattan Grantor Trust 1996-A


                                  March 15 2000

                                           d. Total (Lines A thru C)                                           8,164,999.31
                            2. Monthly Interest                                                                  285,559.24
                            3. Unpaid Interest                                                                         0.00
                            4. Principal Carryover Shortfall                                                           0.00
                            5. Total                                                                           8,450,558.55
           C.  Servicing Fee to Servicer
                            1. Monthly Servicing Fee                                                              54,915.24
                            2. Overdue Monthly Servicing Fee                                                           0.00
                            3. Total (Lines 1 thru 2)                                                             54,915.24
           D. Total  (Lines A thru C)                                                                          8,505,473.79

V.  Payment Deficiency Amount

           A. Scheduled Monthly Disbursements                                                                  8,505,473.79
           B.  Available Distribution Amount
                            1. Available Amount in Certificate Account                                         8,610,880.30
                            2. Excess Collections in Certificate Account                                          97,949.06
                            3. Reimbursed Advance on Defaulted Receivables from Excess Spread                      7,457.45
                            4. Available Distribution Amount (Lines 1-2-3)                                     8,505,473.79
           C. Payment Deficiency Amount (Max: (Lines A-B) and 0.00)                                                    0.00











                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 8
Chase Manhattan Grantor Trust 1996-A

                                  March 15 2000
                       MONTHLY SERVICER CERTIFICATE REPORT

VI.  Cash Collateral Account Withdrawal
           A. Available Cash Collateral Amount for the Collection Period                                  11,056,978.23
           B. Payment Deficiency Amount                                                                            0.00
           C. Cash Collateral Account Withdrawal                                                                   0.00

VII.  Disbursements from the Certificate Account with CCA Withdrawal
           A.  Available Distribution Amount
                            1. Available Distribution Amount from Certificate Account                      8,610,880.30
                            2. Excess Collections                                                             97,949.06
                            3. Cash Collateral Account Withdrawal                                                  0.00
                            4. Reimbursed Advance on Defaulted Receivables from Excess Spread                  7,457.45
                            5  Available Amount  (Lines 1 - 2 + 3 - 4)                                     8,505,473.79
           B. Disbursements of Advance on Defaulted Receivables                                                    0.00
           C. Disbursements to Certificateholders                                                          8,450,558.55
           D. Monthly Servicing Fee and Overdue Servicing Fee                                                 54,915.24
           E. Excess Funds from Certificate Account
                            1. Available Amount after Distribution (Lines A - B - C- D)                            0.00
                            2. Excess Collections                                                             97,949.06
                            3. Excess Funds  (Lines 1 + 2)                                                    97,949.06

VIII.  Average Certificate Principal Balance for the Collection Period
           A. Beginning Balance                                                                           65,898,286.47
           B. Ending Balance                                                                              57,733,287.16
           C. Average Balance (Lines (A + B) / 2 )                                                        61,815,786.82

IX.  Delinquency and Defaults Information

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 9
Chase Manhattan Grantor Trust 1996-A

                                  March 15 2000

                        Group 1
                                                     Principal      Delinquency Principal
                        Period          Number       Amount          Balance
                       30-59 days              457        328,705.82   1,673,310.75
                       60-89 days            1,437        140,958.32     347,160.08
                       90-119 days              38         42,303.51      99,394.99
                       120-149 days             18         20,171.07      41,554.89
                       150-179 days             12         17,739.15      35,315.19
                       180-209 days             11         12,824.49      16,823.69
                       210-239 days              4          6,256.44      13,793.54
                       240+ days Delinquent      0               .00            .00
                        Total                1,977.00     568,958.80   2,227,353.13

           B. Principal Amount of Loans in Defaulted Receivables                                                           74,167.41
           C.  Delinquency Percentage
                            1. Outstanding Principal Balance for Deliquency >= 60 Days                                    554,042.38
                                           2. Portfolio Principal Ending Balance for the Collection Period             57,733,287.16
                                           3. Delinquency Percentage                                                    0.95965847 %










                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 10
Chase Manhattan Grantor Trust 1996-A

                                  March 15 2000
                       MONTHLY SERVICER CERTIFICATE REPORT

X.  Portfolio Average Delinquency Rate
           A. Delinquency Rate for Second Prior Period                                                                 1.05046762 %
           B. Delinquency Rate for Prior Period                                                                        1.09844091 %
           C. Delinquency Rate for Current Period                                                                      0.95965847 %
           D. Average Deliquency Rate                                                                                  1.03618900 %

XI.  Portfolio Average Three Due Periods Charge Off Rate
           A. Charge Off Rate for Second Prior Period                                                                  0.32707275 %
           B. Charge Off Rate for Prior Period                                                                         1.01173120 %
           C. Charge Off Rate for Current Period
                            1. Principal Recoveries of Defaulted Receivables                                              16,596.66
                            2. Principal on Defaulted Receivables                                                         74,167.41
                            3. Average Pool Balance for Collection Period                                             61,815,786.82
                            4. Charge Off  Rate  ( 12  *  ( Lines ( 2 - 1) / 3)                                        1.11759315 %
           D. Average Charge Off Rate ( ( Lines A thru C) / 3)                                                         0.81879903 %

XII.  Required Cash Collateral Amount for Next Collection Period
           A. Cash Collateral Floor Amount
                            1. Maximum Amount                                                                         11,056,978.23
                            2. Possible Floor Amount
                                           a. Pool Principal Balance at the Beginning of Collection Period            65,898,286.47
                                           b. Cumulative Monthly Interest Through Final Distribution Date              6,567,862.55
                                           c. Cumulative Monthly Servicing Fee Through Final Distribution Date         1,263,050.49
                                           d. Total (Lines A thru C)                                                  73,729,199.51
                            3. Cash Collateral Floor Amount ( Min:  Lines 1 & 2)                                      11,056,978.23

           B. Possible Cash Collateral Amount
                            1. Cash Collateral Percentage

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Grantor Trust 1996-A

                                  March 15 2000

                                           a. Average Three Period Delinquency Percentage                               1.03618900 %
                                           b. Delinquency Percentage Trigger                                            1.25000000 %
                                           c. Average Three Period Charge Off Rate                                      0.81879903 %
                                           d. Charge Off Rate Trigger                                                   1.25000000 %
                                           e. Maximum Cash Collateral Percentage Specified                              7.00000000 %
                                           f. Minimum Cash Collateral Percentage Specified                              5.00000000 %
                                           g. Cash Collateral Percentage Applied (If a>b or c>d, then e, else f)        5.00000000 %
                            2. Pool Principal Balance                                                                  57,733,287.16
                            3. Possible Amount                                                                          2,886,664.36
           C. Required Cash Collateral Amount (Max:  Lines A & B)                                                      11,056,978.23

XIII.  Deposit to Cash Collateral Account
           A. Excess Funds from Certificate Account                                                                        97,949.06
           B. Required Deposit to Cash Collateral Account
                            1. Required Cash Collateral Amount for Next Period                                         11,056,978.23
                            2. Available Cash Collateral Amount                                                        11,056,978.23
                            3. Cash Collateral Account Withdrawal                                                               0.00
                            4. Required Deposit Amount ( Max: 0 & Lines 1-2+3)                                                  0.00
           C. Deposit Amount to Cash Collateral Account (Min: Lines A & B)                                                      0.00











                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 12
Chase Manhattan Grantor Trust 1996-A

                                  March 15 2000
                       MONTHLY SERVICER CERTIFICATE REPORT

XIV.  Memorandum Spread Account Unfunded Amount
           A.  Memorandum Spread Account Cap
                            1. Cash Collateral Floor Amount                                                            11,056,978.23
                            2. Possible Cap
                                           a. Pool Principal Balance                                                   57,733,287.16
                                           b. Memorandum Spread Account Cap Percentage
                                                          1. Average Three Period Charge Off Rate                       0.81879903 %
                                                          2. Minimum Charge Off Rate Trigger                            1.25000000 %
                                                          3. Average Three Period Delinquency Rate                      1.03618900 %
                                                          4. Minimum Delinquency Percentage                             1.25000000 %
                                                          5. Minimum Cap Percentage Specified                           1.00000000 %
                                                          6. Maximum Cap Percentage Specified                           2.00000000 %
                                                          7. Memorandum Spread Account Cap Percentage
                                                             (If 1<=2 and 3<=4 then 5 else 6)                           1.00000000 %
                                           c. Possible Amount (Lines a  *  b)                                             577,332.87
                            3. Memorandum Spread Account Cap (Max: Lines ( 1 + 2))                                     11,056,978.23
           B.  Memorandum Spread Account Amount
                            1. Available Cash Collateral Amount                                                        11,056,978.23
                            2. Cash Collateral Account Deposit                                                                  0.00
                            3. Cash Collateral Account Withdrawal                                                               0.00
                            4. Principal Balance on Cash Collateral Loan                                                        0.00
                            5. Memorandum Spread Account Amount (Max: 0 & Lines 1 + 2 - 3 - 4)                         11,056,978.23
           C.  Memorandum Spread Account Unfunded Amount (Max: 0 & Lines A - B)                                                 0.00

XV.  Available Cash Collateral Payment Funds
           A.  Certificate Account Surplus
                            1. Excess Funds from Certificate Account                                                       97,949.06
                            2. Memorandum Spread Account Unfunded Amount                                                        0.00
                            3. Certificate Account Surplus                                                                      0.00
           B.  Cash Collateral Account Surplus

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 13
Chase Manhattan Grantor Trust 1996-A

                                  March 15 2000

                            1. Available Cash Collateral Amount                                                  11,056,978.23
                            2. Cash Collateral Account Deposit                                                            0.00
                            3. Cash Collateral Account Withdrawal                                                         0.00
                            4. Required Cash Collateral Amount for Next Period                                   11,056,978.23
                            5. Cash Collateral Account Surplus (Max: 0 & Lines 1 + 2 - 3 - 4)                             0.00
           C. Investment Earnings on Cash Collateral Account                                                         51,972.40
           D. Available Cash Collateral Payment Funds                                                                51,972.40

XVI.  Scheduled Disbursement on Cash Collateral Loan
           A. Scheduled Interest
                            1. Interest on Deposit Rate Portion                                                           0.00
                            2. Interest on Base Rate Portion                                                              0.00
                            3. Unpaid Interest                                                                            0.00
                            4. Total (Lines 1 thru 3)                                                                     0.00
           B. Fees and Expenses
                            1. Fees and Expenses                                                                          0.00
                            2. Overdue Fees and Expenses                                                                  0.00
                            3. Total (Lines 1 thru 2)                                                                     0.00
           C. Total (Lines A + B)                                                                                       0.00











                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 14
Chase Manhattan Grantor Trust 1996-A

                                  March 15 2000
                       MONTHLY SERVICER CERTIFICATE REPORT


XVII.  Excess From Memorandum Spread Account
           A. Memorandum Spread Account Cap                                                                            11,056,978.23
           B. Adjusted Memorandum Spread Account Amount
                            1. Memorandum Spread Account Amount                                                        11,056,978.23
                            2. Investment Earnings on Cash Collateral Account                                              51,972.40
                            3. Interest Due to Cash Collateral Loan                                                             0.00
                            4. Fees and Expenses to Cash Collateral Loan                                                        0.00
                            5. Adjusted Memorandum Spread Account Amount (Max: 0 & Lines 1 + 2 - 3 - 4)                11,108,950.63
           C. Excess from Memorandum Spread Account                                                                        51,972.40

XVIII.  Disbursement of Available Cash Collateral Payment Funds
           A. Available Cash Collateral Payment Funds                                                                      51,972.40
           B. Interest Payment to Cash Collateral Loan                                                                          0.00
           C. Fees and Expenses on Cash Collateral Depositor                                                                    0.00
           D. Principal Payment to Cash Collateral Loan
                            1.  Available Disbursement Amount
                                           a. Available Amount after Disbursement of Interest, Fees, & Expenses            51,972.40
                                           b. From Excess of Memorandum Spread Account                                     51,972.40
                                           c. Available Disbursement Amount                                                     0.00
                            2. Principal Balance on Cash Collateral Loan                                                        0.00
                            3. Principal Payment                                                                                0.00
           E. Excess Amount to Seller                                                                                      51,972.40

XIX.  Available Cash Collateral Amount for Next Distrbution Date
           A. Available Cash Collateral Amount
                            1. Available Cash Collateral Amount                                                        11,056,978.23
                            2. Cash Collateral Account Deposit from Certificate Account                                         0.00
                            3. Cash Collateral Account Withdrawal                                                               0.00
                            4. Cash Collateral Account Surplus                                                                  0.00

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 15
Chase Manhattan Grantor Trust 1996-A

                                  March 15 2000

                            5. Available Cash Collateral Amount (Lines 1 + 2 - 3 - 4)                                11,056,978.23
           B. Available Cash Collateral Percentage                                                                   19.15182518 %

XX.  Reimbursed Advance
           A. From Payment in Certificate Account                                                                        82,453.32
           B. From Excess Spread                                                                                          7,457.45
           C. From Certificate Account with Cash Collateral Withdrawal                                                        0.00
           D. Total (Lines A thru C)                                                                                     89,910.77

XXI.  Excess Amount to Seller
           A. From Available Cash Collateral Payment Funds                                                               51,972.40
           B. From Certificate Account
                            1. Excess Funds                                                                              97,949.06
                            2. Certificate Account Surplus                                                                    0.00
                            3. Excess Amount                                                                             97,949.06
           C. Excess Amount to Seller (Lines A thru B)                                                                  149,921.46

XXII. Weighted Average Coupon as of Current Period
XXIII. Weighted Average Maturity as of Current Period











                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 16
Chase Manhattan Grantor Trust 1996-A

                                  March 15 2000
                             MONTHLY BALANCE REPORT

I.  Defaulted Receivables Summary
           A.  Beginning Balance
                            1.  Principal                                                                           8,488,521.10
                            2.  Interes                                                                               345,114.63
                            3.  Total                                                                               8,833,635.73

           B.  Additions
                            1.  Principal                                                                              74,167.41
                            2.  Interest                                                                                7,457.45
                            3.  Total (Lines 1 thru 2)                                                                 81,624.86

           C.  Net Recoveries
                            1.  Principal                                                                              16,596.66
                            2.  Interest                                                                                    0.00
                            3.  Excess                                                                                  1,079.61
                            4.  Total (Lines 1 thru 3)                                                                 17,676.27

           D.  Adjustments on Excess from Recoveries                                                                    1,079.61

           E.  Ending Balance
                            1.  Principal                                                                           8,546,091.85
                            2.  Interest                                                                              352,572.08
                            3.  Total (Lines 1 + 2)                                                                 8,898,663.93

II.  Outstanding Advances Summary
           A.  Beginning Balance                                                                                    3,602,973.62
           B.  Additions                                                                                               85,129.41
           C.  Reimbursements
                            1.  For Defaulted Receivables

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 17
Chase Manhattan Grantor Trust 1996-A

                                  March 15 2000

                                           a.  From Receivables Excess Spread                                             7,457.45
                                           b.  From Cash Collateral Withdrawal                                                0.00
                                           c.  From Recoveries of Defaulted Receivables                                       0.00
                                           d.  Total  ( Lines a thru c)                                                   7,457.45
                            2.  Others                                                                                   82,453.32
                            3.  Total ( Lines 1 thru 2 )                                                                 89,910.77

           D.  Ending Balance ( Lines A + B - C )                                                                     3,598,192.26

III.  Unreimbursed Advances of Defaulted Receivables Summary
           A.  Beginning Balance                                                                                              0.00
           B.  Additions                                                                                                  7,457.45
           C.  Reimbursements
                            1.  From Recoveries of Defaulted Receivables                                                      0.00
                            2.  From Excess Reserve Account                                                               7,457.45
                            3.  From Cash Collateral Withdrawal                                                               0.00
                            4.  Total                                                                                     7,457.45

           D.  Ending Balance ( Lines A + B - C)                                                                              0.00

                                           MONTHLY BALANCE REPORT

IV.  Maturity Interest Deficiency Summary

           A.  Beginning Balance                                                                                      2,664,116.06
           B.  Additions                                                                                                 42,381.27
           C.  Ending Balance                                                                                         2,706,497.33

V.  Certificate Principal Balance

           A.  Beginning Balance                                                                                     65,898,286.47
           B.  Monthly Prinicpal

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 18
Chase Manhattan Grantor Trust 1996-A

                                  March 15 2000

                            1.  Defaulted Receivables                                                              74,167.41
                            2.  Repurchased Receivables                                                            49,956.14
                            3.  Principal Payment                                                               8,040,875.76
                            4.  Total ( Lines 1 thru 3 )                                                        8,164,999.31

           C.  Ending Balance ( Lines A - B )                                                                  57,733,287.16

VI.  Automobiles Receivables Balance Summary
           A.  Beginning Balance                                                                               65,898,286.47
           B.  Automobile Receivable Monthly Principal
                            1.  Defaulted Receivables                                                              74,167.41
                            2.  Others                                                                          8,090,831.90
                            3.  Total ( Lines 1 thru 2 )                                                        8,164,999.31

           C.  Ending Balance                                                                                  57,733,287.16

VII.  Automobiles Tally Summary
           A.  Beginning Number of Receivables                                                                        20,315
           B.  Additions                                                                                                   0
           C.  Deductions
                            1.  Repurchased Receivables                                                                    9
                            2.  Defaulted Receivables                                                                     27
                            3.  Matured Receivables                                                                      977
                            4.  Total ( Lines 1 thru 3 )                                                               1,013

           D.  Ending Number of Receivables                                                                           19,302

VIII.  Cash Collateral Loan Summary
           A.  Beginning Balance                                                                                        0.00
           B.  Repayment of Loan                                                                                        0.00

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 19
Chase Manhattan Grantor Trust 1996-A

                                  March 15 2000

           C.  Ending Balance                                                                                           0.00





















                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 20
Chase Manhattan Grantor Trust 1996-A

                                  March 15 2000


























                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION